ARTICLES OF INCORPORATION

                                       OF

                                 SBL FUND, INC.
                                 --------------

FIRST:  The name of the Corporation is:

                                 SBL FUND, INC.

SECOND: The address of its registered office in the State of Kansas is Security Benefit Life Building, 700 Harrison Street, in the City of Topeka, County of Shawnee. The name of its registered agent at such address is Security Management Company, Inc.

THIRD: The nature of the business or objects or purposes to be conducted, transacted, promoted or carried on by the Corporation is:

     (a) To engage in the business of an investment company and mutual fund and to hold, invest and reinvest its funds, and in connection therewith to hold part or all of its funds in cash, and to purchase or otherwise acquire, hold for investment or otherwise, trade, purchase on margin, sell, sell short, assign, pledge, hypothecate, negotiate, transfer, exchange or otherwise dispose of or turn to account or realize upon, securities (which term "securities" shall for the purposes of this Article, without limitation of the generality thereof, be deemed to include any stocks, bonds, shares, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets) created or issued by any persons, firms, associations, corporations, syndicates, combinations, organizations, governments or subdivisions thereof; and to exercise, as owner of holder of any securities, all rights, powers and privileges in respect thereof; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any and all such securities; and

     (b) To engage in any lawful act or activity for which corporations may be organized under the General Corporation Code of the State of Kansas.

In addition to the powers and privileges conferred upon the corporation by law and those incidental thereto, the corporation shall possess and may exercise all the powers and privileges which are necessary or convenient to the conduct, promotion or attainment of the business, objects or purposes of the corporation.

FOURTH: The total number of shares of stock which the corporation shall have authority to issue is Ten Million (10,000,000) shares of common stock, of the par value of One Dollar ($1.00) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.

All shares of stock of the corporation of any class or series shall be non-assessable.

No holder of any shares or stock of the corporation of any class or series shall be entitled as such, as a matter of right, to subscribe for or purchase any shares of stock of the corporation of any class or series, whether now or hereafter authorized or whether issued for cash, property or services or as a dividend or otherwise, or to subscribe for or purchase any obligations, bonds, notes, debentures, other securities or stock convertible into shares of stock of the corporation of any class or series or carrying or evidencing any right to purchase shares of stock of any class or series.

FIFTH:  The name and mailing address of the incorporation are as follows:

              Name                                   Address

         Larry D. Armel                              700 Harrison Street
                                                     Topeka, KS 66636

The number of directors of the corporation shall be fixed by or in the manner provided in the bylaws. The names and mailing addresses of the persons who are to serve as directors of the corporation until the first annual meeting of stockholders or until their successors are elected and qualified are as follows:


     Name                                         Address

 John W. Henderson                          3130 Shadow Lane
                                            Topeka, Kansas 66604

 Robert E. Jacoby                           700 Harrison Street
                                            Topeka, Kansas 66636

 William R. Oberkrieser                     700 Harrison Street
                                            Topeka, Kansas 66636

 John J. Schaff                             4409 Holly Lane
                                            Topeka, Kansas 66604

 Willis A. Anton, Jr.                       3616 York Way
                                            Topeka, Kansas 66604

SIXTH:  The corporation is to have perpetual existence.

SEVENTH: The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

EIGHTH: Elections of directors need not be by ballot unless the bylaws of the corporation so provide.

NINTH: The bylaws of the corporation may from time to time be altered, amended or repealed, or new bylaws may be adopted, in any of the following ways: (i) by the holders of a majority of the outstanding shares of stock of the corporation entitled to vote, or (ii) by a majority of the full board of directors and any change so made by the stockholders may thereafter be further changed by a majority of the directors; provided, however, that the power of the board of directors to alter, amend or repeal bylaws, or to adopt new bylaws, may be denied as to any bylaws or portion thereof by the stockholders if at the time of enactment the stockholders shall so expressly provide.

TENTH: The corporation may agree to the terms and conditions upon which any director, officer, employee or agent accepts his office or position and in its bylaws, by contract or in any other manner may agree to indemnify and protect any director, officer, employee or agent of the corporation, or any person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the extent permitted by the laws of the State of Kansas and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated under said Act.

ELEVENTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them or between this corporation and its stockholders or any class of them, any court of competent jurisdiction within the State of Kansas, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of section 104 of the General Corporation Code of Kansas or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 98 of the General Corporation Code of Kansas, may order a meeting of the creditors or class of creditors, or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization, if sanctioned by the court to which the said application has been made, shall be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

TWELFTH: Except as may be otherwise provided by statute, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner of such shares and of all rights derived from such shares for all purposes, and the corporation shall not be obligated to recognize any equitable or other claim to or interest in such shares or rights on the part of any other person, including, but without limiting the generality of the term "person," a purchaser, pledgee, assignee or transferee of such shares or rights, unless and until such person becomes the registered holder of such shares. The foregoing shall apply whether or not the corporation shall have either actual or constructive notice of the interest of such person.

THIRTEENTH: Meetings of stockholders may be held within or without the State of Kansas, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes of Kansas) outside the State of Kansas at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

FOURTEENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, any proposed amendment, alteration, change or repeal of these Articles or the adoption of any additional provision inconsistent with any provision of these Articles which materially and adversely affect the rights of the holders of any particular series of common stock as a series, shall not be effective unless approved by the holders of a majority of the outstanding shares of common stock of such series.

The undersigned, for the purpose of forming a corporation under the General Corporation Code of the State of Kansas, does hereby execute these Articles, and does hereby declare and certify that this is his act and deed and the facts herein stated are true, and accordingly has executed these Articles this 26th day of May, 1977.

                                        LARRY D. ARMEL
                                        ----------------------------------------
                                        Larry D. Armel


STATE OF KANSAS  )
                 )
COUNTY OF SHAWNEE)


BE IT REMEMBERED, that on this 26th day of May, 1977, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Larry D. Armel, who duly acknowledged before me that he executed the foregoing instrument.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.


                                        JANET M. LADD
                                        ----------------------------------------
                                        Notary Public in and for said County
                                        and State

(NOTARIAL SEAL)

My Commission expires September 3, 1980

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                 SBL FUND, INC.
                                 --------------

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)


We, ROBERT F. JACOBY, president, and LARRY D. ARMEL, secretary, of SBL Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee, Kansas, do hereby certify that pursuant to authority expressly invested in the board of directors by the provisions of the corporation's articles of incorporation, the board of directors of said corporation at its first meeting duly convened and held on the 6th day of June, 1977, adopted resolutions establishing three separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such three series, which resolutions provided in their entirety as follows:

RESOLVED, that, pursuant to authority vested in the board of directors of the corporation by its Articles of Incorporation, the corporation initially shall issue its Common Stock, par value One Dollar per share, in the following three series:

               Series A Common Stock;
               Series B Common Stock; and
               Series C Common Stock

FURTHER RESOLVED, that the Corporation shall initially have the authority to issue Two Million shares of Common Stock in each of the foregoing three series;

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each such series shall be as follows:

1. Except as set forth below and as may be hereafter established by the board of directors of the corporation all shares of the corporation, regardless of series, shall be equal.

2. (a) Outstanding shares of each series shall represent a stockholder interest in a particular fund of assets held by the corporation which fund shall be invested and reinvested in accordance with policies and objectives established by the board of directors.

     (b) All cash and other property received by the corporation from the sale of shares of a particular series, all securities and other property held as a result of the investment and reinvestment of such cash and other property, all revenues and income received or receivable with respect to such cash, other property, investments and reinvestments, and all proceeds derived from the sale, exchange, liquidation or other disposition of any of the foregoing, shall be allocated to the series to which they relate and held for the benefit of the stockholders owning shares of such series.

     (c) All losses, liabilities and expenses of the corporation (including accrued liabilities and expenses and such reserves as the board of directors may determine are appropriate) shall be allocated and charged to the series to which such loss, liability or expense relates. Where any loss, liability or expense relates to more than one series, the board of directors shall allocate the same between or among such series pro rata based on the respective net asset values of such series or on such other basis as the board of directors deem appropriate.

     (d) All allocations made hereunder by the board of directors shall be conclusive and binding upon all stockholders and upon the corporation.

3. Each share of stock of a series shall have the same preferences, rights, privileges and restrictions as each other share of stock of that series. Each fractional share of stock of a series proportionately shall have the same preferences, rights, privileges and restrictions as a whole share.

4. Dividends may be paid when, as and if declared by the board of directors out of funds legally available therefor. Dividends shall be declared and paid with respect to a particular series and shall be allocated to such series. Stockholders of the same series shall share in dividends declared and paid with respect to such series pro rata based on their ownership of shares of such series. Whenever dividends are declared and paid with respect to any series, the holders of shares of other series shall have no rights in or to such dividends.

5. In the event of liquidation, stockholders of each series shall be entitled to share in the assets of the corporation that are allocated to such series and that are available for distribution to the stockholders of such series. Liquidating distributions shall be made to the stockholders of each series pro rata based on their share ownership of such series.

6. At all meetings of stockholders each stockholder of the corporation shall be entitled to one vote in person or by proxy on each matter submitted to a vote at such meeting for each share of common stock standing in his name on the books of the corporation on the date, fixed in accordance with the bylaws, for determination of stockholders entitled to vote at such meetings. At all elections of directors each stockholder shall be entitled to as many votes as shall equal the number of shares of stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be noted for, or any two or more of them as he may see fit. Notwithstanding the foregoing, (i) if any matter is submitted to the stockholders which does not affect the investment policies or objectives of all series, then only stockholders of the affected series shall be entitled to vote and (ii) in the event the Investment Company Act of 1940, as amended, or the rules and regulations promulgated thereunder shall require a greater or different vote than would otherwise be required herein or by the Articles of Incorporation of the corporation, such greater or different voting requirement shall also be satisfied.

7. Each stockholder of the corporation shall have the right to require the corporation to purchase for cash part or all of the shares held by such stockholder at a price per share equal to the per share net asset value of such shares as determined by the board of directors of the corporation or in accordance with procedures established by the board of directors and in compliance with applicable statutes and regulations. Any shares of the corporation purchased as a result of a stockholder exercising the right granted in the immediately preceding sentence, shall, subject to filing such instruments and documents as the laws of the State of Kansas may require, upon such purchase automatically and without the necessity of further action on the part of the board of directors or stockholders of the corporation, be retired, and thereupon such shares shall be returned to the status of authorized and unissued shares of common stock of the series to which they belong, and the capital of the corporation shall be reduced by an amount equal to the par value of such shares, and the surplus of the corporation shall be reduced by the amount of cash paid by the corporation to such stockholder in excess of such par value.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 16th day of June, 1977.

                                        ROBERT E. JACOBY
                                        ----------------------------------------
                                        Robert E. Jacoby, President

                                        LARRY D. ARMEL
                                        ----------------------------------------
                                        Larry D. Armel, Secretary

[SEAL]

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered, that before me JANET M. LADD a Notary Public in and for the County and State aforesaid, came ROBERT E. JACOBY, president, and LARRY D. ARMEL, secretary, of SBL Fund, Inc., a Kansas Corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 16th day of June, 1977.

                                        JANET M. LADD
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  Sept. 3, 1980

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                                       OF
                                 SBL FUND, INC.


STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, Everett S. Gille, President, and Larry D. Armel, Secretary of SBL Fund, Inc., a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that at the regular meeting of the board of directors of said corporation held on the 22nd day of January, 1982, said board adopted resolutions setting forth the following amendments to the Articles of Incorporation and declared their advisability, to wit:

"RESOLVED, that the Articles of Incorporation of SBL Fund, Inc. be amended by deleting Article FIRST in its entirety and by inserting, in lieu thereof, the following new Article FIRST:

                `FIRST: The name of the Corporation is SBL Fund.'

"RESOLVED, that the Articles of Incorporation of SBL Fund, Inc. be further amended by deleting the first paragraph of Article FOURTH and by inserting in lieu thereof, the following:

`FOURTH: The total number of shares of stock which the Corporation shall have authority to issue is 500,000,000 shares of common stock, of the par value of One Dollar ($1.00) per share. The board of directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.'

FURTHER RESOLVED, that the board of directors of this corporation hereby declares the advisability of the foregoing amendments to the articles of incorporation of this corporation and hereby recommends that the stockholders of this corporation adopt said amendments.

FURTHER RESOLVED, that at the annual meeting of the stockholders of this corporation to be held at the offices of the corporation in Topeka, Kansas, on March 4, 1982, beginning at 10:00 a.m. on that day, the matter of the aforesaid proposed amendments to the articles of incorporation of this corporation shall be submitted to the stockholders entitled to vote thereon.

FURTHER RESOLVED, that in the event the stockholders of this corporation shall approve and adopt the proposed amendments to the articles of incorporation of this corporation as heretofore adopted and recommended by this board of directors, the appropriate officers of this corporation be, and they hereby are, authorized and directed, for and in behalf of this corporation, to make, execute, verify, acknowledge and file or record in any and all appropriate governmental offices any and all certificates and other instruments, and to take any and all other action as may be necessary to effectuate the said proposed amendments to the articles of incorporation of this corporation."

That thereafter, pursuant to said resolutions and in accordance with the bylaws and the laws of the State of Kansas, said directors called a meeting of stockholders for the consideration of said amendments and thereafter, pursuant to said notice and in accordance with the statutes of the State of Kansas, on the 4th day of March, 1982, said stockholders met and convened and considered said proposed amendments.

That at said meeting the stockholders entitled to vote did vote upon the amendment to Article FIRST, and the majority of voting stockholders of the corporation had voted for the proposed amendment certifying that the votes were (Common Stock) 71,981 shares in favor of the proposed amendment and (Common Stock) no shares against the amendment.

That said amendments were duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

That the capital of said corporation will not be reduced under or by reason of said amendments.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said corporation, this 9th day of March, 1982.

[Seal]

                                        EVERETT S. GILLE
                                        ----------------------------------------
                                        Everett S. Gille, President

                                        LARRY D. ARMEL
                                        ----------------------------------------
                                        Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered, that before me, Lois J. Hedrick, a Notary Public in and for the County and State aforesaid, came Everett S. Gille, President, and Larry D. Armel, Secretary, of SBL Fund, Inc., a corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 9th day of March, 1982.

                                        LOIS J. HEDRICK
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  January 8, 1984.

        CERTIFICATE OF CHANGE OF DESIGNATION OF COMMON STOCK OF SBL FUND


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Everett S. Gille, President, and Larry D. Armel, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly invested in the board of directors by the corporation's articles of incorporation, the board of directors of said corporation, by Statement of Unanimous Consent dated March 7, 1983, adopted resolutions increasing the number of shares authorized to be issued in the three separate previously-designated series of common stock of the corporation, which resolutions are as follows:

WHEREAS, at a meeting on the sixth day of June, 1977, the board of directors of this corporation adopted resolutions establishing three separate series of common stock of the corporation, setting forth the preferences, rights, privileges and restrictions of said three series, and designating the number of shares to be initially issued in each of said three series; and

WHEREAS, this board of directors wishes to increase the number of shares to be issued in each of said three series;

NOW, THEREFORE, BE IT RESOLVED, that this corporation shall have the authority to issue ten million shares of common stock in each previously designated Series A, Series B, and Series C, and that the preferences, rights, privileges and restrictions of the shares of each such series shall be those adopted by the board of directors on June 6, 1977, and contained in the Certificate of Designation of Common Stock executed and filed with the Secretary of State of the State of Kansas on June 16, 1977.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized empowered and directed for and on behalf of this corporation to prepare, execute and file with the Secretary of State of the State of Kansas a certificate reflecting the aforementioned increase in the number of shares authorized to be issued in each of the three series of common stock, and to do any and all other necessary and appropriate acts and things in connection therewith.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 8th day of March, 1983.

                                        EVERETT S. GILLE
                                        ----------------------------------------
                                        Everett S. Gille, President

(Corporate Seal)

                                        LARRY D. ARMEL
                                        ----------------------------------------
                                        Larry D. Armel, Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered, that before me, Lois J. Hedrick, a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and LARRY D. ARMEL, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 8th day of March, 1983.

                                        LOIS J. HEDRICK
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires January 8, 1984.

        CERTIFICATE OF CHANGE OF DESIGNATION OF COMMON STOCK OF SBL FUND


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Everett S. Gille, President, and Lois J. Hedrick, Assistant Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly invested in the board of directors by the corporation's articles of incorporation, the board of directors of said corporation, by Statement of Unanimous Consent dated February 1, 1984, adopted resolutions increasing the number of shares authorized to be issued in the three separate previously-designated series of common stock of the corporation, which resolutions are as follows:

WHEREAS, at a meeting on the sixth day of June, 1977, the board of directors of this corporation adopted resolutions establishing three separate series of common stock of the corporation, setting forth the preferences, rights, privileges and restrictions of said three series, and designating the number of shares to be initially issued in each of said three series; and on March 8, 1983, the board of directors increased the number of shares designated for public sale of the three separate series; and

WHEREAS, this board of directors wishes to further increase the number of shares to be issued in each of said three series;

NOW, THEREFORE, BE IT RESOLVED, that this corporation shall have the authority to issue fifty million shares of common stock in each previously designated Series A, Series B, and Series C, and that the preferences, rights, privileges and restrictions of the shares of each such series shall be those adopted by the board of directors on June 6, 1977, and contained in the Certificate of Designation of Common Stock executed and filed with the Secretary of State of the State of Kansas on June 16, 1977.

FURTHER RESOLVED, that, the appropriate officers of this corporation be, and they hereby are fully authorized, empowered and directed, for and on behalf of this corporation, to prepare, execute and file with the Secretary of State of the State of Kansas a certificate reflecting the aforementioned increase in the number of shares authorized to be issued in each of the three series of common stock, and to do any and all other necessary and appropriate acts and things in connection therewith.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 3rd day of February, 1984.

                                        EVERETT S. GILLE
                                        ----------------------------------------
                                        Everett S. Gille, President

(Corporate Seal)

                                        LOIS J. HEDRICK
                                        ----------------------------------------
                                        Lois J. Hedrick, Assistant Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and LOIS J. HEDRICK, Assistant Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 3rd day of February, 1984.

                                        GLORIA J. SANDERS
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  April 11, 1986

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                                 OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, Everett S. Gille, President, and Tad Patton, Assistant Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the board of directors by the provisions of the corporation's articles of incorporation, the board of directors of said corporation at its regular meeting duly convened and held on the 18th day of November, 1983, adopted resolutions establishing the fourth separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such series, which resolutions provided in their entirety as follows:

RESOLVED, that, pursuant to the authority vested in the board of directors of the corporation by its articles of incorporation, the corporation shall be authorized, subject to the approval of appropriate regulatory authorities, to offer Series D common stock, par value $1.00 per share, in addition to its presently offered series of common stock (Series A, Series B and Series C).

FURTHER RESOLVED, that, the corporation shall initially have the authority to issue 50 million shares of Series D common stock.

FURTHER RESOLVED, that, the preferences, rights, privileges, and restrictions of the shares of each of the Fund's series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this board of directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective and to create the additional series of common stock of the corporation contemplated herein.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 23rd day of March, 1984.

                                        EVERETT S. GILLE
                                        ----------------------------------------
                                        EVERETT S. GILLE, President

                                        TAD PATTON
                                        ----------------------------------------
                                        TAD PATTON, Assistant Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered, that before me, Vickie Jacques, a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and TAD PATTON, Assistant Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and assistant secretary, respectively, and duly acknowledged the execution of the same this 23rd day of March, 1984.

                                        VICKIE JACQUES
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  June 3, 1986

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                                 OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

We, Everett S. Gille, President, and Barbara W. Rankin, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at its regular meeting duly convened and held on the 9th day of November, 1984, adopted resolutions establishing the fifth separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such series, which resolutions provided in their entirety as follows:

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the corporation by its articles of incorporation, the corporation shall be authorized, subject to the approval of appropriate regulatory authorities, to offer Series E common stock, par value $1.00 per share, in addition to its presently offered series of common stock (Series A, Series B, Series C, and Series D).

FURTHER RESOLVED, that, the Corporation shall initially have the authority to issue 50 million shares of Series E common stock.

FURTHER RESOLVED, that, the preferences, rights, privileges, and restrictions of the shares of each of the Fund's series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective and to create the additional series of common stock of the corporation contemplated herein.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 23rd day of July, 1985.

                                        EVERETT S. GILLE
                                        ----------------------------------------
                                        EVERETT S. GILLE, President

                                        BARBARA W. RANKIN
                                        ----------------------------------------
                                        Barbara W. Rankin, Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered, that before me, Lois J. Hedrick, a Notary Public in and for the County and State aforesaid, came EVERETT S. GILLE, President, and BARBARA W. RANKIN, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 23rd day of July, 1985.

                                        LOIS J. HEDRICK
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  June 1, 1988.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF


                                    SBL FUND
                                    --------

We, Michael J. Provines, President , and Amy J. Lee, Secretary of the above named corporation, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the board of directors of said corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability;

     "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

     A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

     B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

     C. for an unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

     D. for any transaction from which the director derived an improper personal benefit."

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.


IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of said corporation this 19th day of April, 1988.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        Michael J. Provines, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, a Notary Public in and for the aforesaid county and state, personally appeared Michael J. Provines, President, and Amy J. Lee, Secretary, of the corporation named in this document, who are known to be to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 19th day of April, 1988.


                                        CONNIE BRUNGARDT
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  November 30, 1991

        CERTIFICATE OF CHANGE OF DESIGNATION OF COMMON STOCK OF SBL FUND


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Michael J. Provines, President, and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, whose registered office is Security Benefit Life Building, 700 Harrison, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly invested in the board of directors by the corporation's articles of incorporation, the board of directors of said corporation by Statement of Unanimous Consent dated October 13, 1989, adopted resolutions increasing the number of shares authorized to be issued in three separate previously-designated series of common stock of the corporation, which resolutions are as follows:

WHEREAS, at a meeting on the sixth day of June, 1977, the board of directors of this corporation adopted resolutions establishing three separate series of common stock of the corporation, setting forth the preferences, rights, privileges and restrictions of said three series, and designating the number of shares to be initially issued in each of said three series; and on March 8, 1983, and on February 3, 1984, the board of directors increased the number of shares designated for public sale to Series A, Series B and Series C; and

WHEREAS, this board of directors wishes to further increase the number of shares to be issued in each of said Series;

NOW, THEREFORE, BE IT RESOLVED, that this corporation shall have the authority to issue one hundred fifty million shares of common stock in each previously designated Series A and Series C and shall have the authority to issue one hundred million shares of common stock in the previously designated Series B, and that the preferences, rights, privileges and restrictions of the shares of each such series shall be those adopted by the board of directors on June 6, 1977, and contained in the Certificate of Designation of Common Stock executed and filed with the Secretary of State of the State of Kansas on June 16, 1977.

FURTHER RESOLVED, that the appropriate officers of this corporation be, and they hereby are, fully authorized, empowered and directed, for and on behalf of this corporation, to prepare, execute and file with the Secretary of State of the State of Kansas a certificate reflecting the aforementioned increase in the number of shares authorized to be issued in each of the three series of common stock, and to do any and all other necessary and appropriate acts and things in connection therewith.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 19th day of October, 1989.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        Michael J. Provines, President

(Corporate Seal)

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.:
COUNTY OF SHAWNEE)

Be it remembered, that before me, Coleen C. Hoffmeister, a Notary Public in and for the County and State aforesaid, came Michael J. Provines, President, and Amy
J. Lee, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 19th day of October, 1989.


                                        COLEEN C. HOFFMEISTER
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:  May 19, 1990

           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF

                                    SBL FUND
                                    --------

We, Michael J Provines, President , and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is at 700 Harrison, in the city of Topeka, county of Shawnee, 66636, Kansas, do hereby certify that the regular meeting of the Board of Directors of said corporation, held on the 30th day of April, 1990, said board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability;

     SEE ATTACHED CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, on the 30th day of April, 1990, said stockholders convened and considered the proposed amendment.

We further certify that at a meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment, and that the votes were 26,489,283 shares in favor of the proposed amendment and 1,762,215 shares against the amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A.

17-6602, as amended.

We further certify that the capital of said corporation will not be reduced under or by reason of said amendment.


IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of said corporation this 14th day of May, 1990.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        Michael J. Provines, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared: Michael J. Provines, President, and Amy J. Lee, Secretary, of SBL FUND, a corporation, who are known to me to be the same persons who executed the foregoing Certificate of Amendment to Articles of Incorporation, duly acknowledged the execution of the same this 14th day of May, 1990.

                                        CONNIE BRUNGARDT
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:  November 30, 1991.

                         CERTIFICATE OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                                    SBL FUND
                                    --------

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, Michael J Provines, President , and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation, at its regular meeting duly convened and held on the 30th day of April, 1990, adopted a resolution setting forth the following amendment to the Articles of Incorporation and declared its advisability to wit:

RESOLVED, that the Articles of Incorporation of SBL Fund, Inc. be further amended by deleting the first paragraph of Article FOURTH and by inserting in lieu thereof, the following:

"FOURTH: The total number of shares of stock which the corporation shall have authority to issue is 1,000,000,000 shares of common stock, of the par value of One Dollar ($1) per share. The Board of Directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series'.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the corporation by its Articles of Incorporation, the corporation shall be authorized, subject to the approval of appropriate regulatory authorities, to offer Series D common stock, par value $1 per share, in addition to its presently offered series of common stock (Series A, Series B and Series C).

FURTHER RESOLVED, that, the corporation shall initially have the authority to issue 50 million shares of Series D common stock.

FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the Fund's series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolution to become effective.

IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of the Corporation this 14th day of May, 1990.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        Michael J. Provines, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Connie Brungardt, a Notary Public in and for the county and state aforesaid, came Michael J. Provines, President, and Amy J. Lee, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary respectively and duly acknowledged the execution, of the same this 14th day of May, 1990.

                                        CONNIE BRUNGARDT
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  November 30, 1991.

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                               OF COMMON STOCK OF
                                    SBL FUND
                                    --------

STATE OF KANSAS  )
                 )ss
COUNTY OF SHAWNEE)

We, Michael J. Provines, President, and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a special meeting duly convened and held on the 15th day of February, 1991, adopted resolutions establishing the sixth separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such series, which resolutions provided in their entirety as follows:

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the corporation by its Articles of Incorporation, the corporation shall be authorized, subject to the approval of the appropriate regulatory authorities, to offer Series S common stock, par value $1.00 per share, in addition to its presently offered series of common stock (Series A, Series B, Series C, Series D, and Series E).

FURTHER RESOLVED, that, the Corporation shall initially have the authority to issue 50 million shares of Series S common stock.

FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the Fund's series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective, and to create the additional series in common stock of the corporation contemplated therein.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 26th day of February, 1991.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        MICHAEL J. PROVINES, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        AMY J. LEE, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Judith M. Ralston, a Notary Public in and for the County and State aforesaid, came MICHAEL J. PROVINES, President, and AMY J. LEE, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 25th day of February, 1991.

                                        JUDITH M. RALSTON
                                        ----------------------------------------
                                        Notary Public

                     My Commission Expires: January 1, 1995

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


We, Michael J. Provines, President and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at its regular meeting duly convened and held on the 24th day of July, 1992, adopted resolutions establishing the seventh separate series of common stock of the corporation and setting forth the preferences, rights, privileges and restrictions of such series, which resolutions provided in their entirety as follows:

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the corporation by its Articles of Incorporation, the corporation shall be authorized, subject to the approval of appropriate regulatory authorities, to offer Series J common stock, par value $1.00 per share, in addition to its presently offered series of common stock (Series A, Series B, Series C, Series D, Series E and Series S).

FURTHER RESOLVED, that, the corporation shall initially have the authority to issue 50 million shares of Series J common stock.

FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the Fund's series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective and to create the additional series of common stock of the corporation contemplated therein.

IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of the corporation this 24th day of September 1992.

                                        MICHAEL J. PROVINES
                                        ----------------------------------------
                                        MICHAEL J. PROVINES, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        AMY J. LEE, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Peggy S. Avey, a Notary Public in and for the County and State aforesaid, came MICHAEL J. PROVINES, President, and AMY J. LEE, Secretary, of SBL Fund, a

Kansas Corporation, personally known to me to be the persons who executed the foregoing instrument of writing as president and secretary, respectively, and duly acknowledged the execution of the same this 24th day of September 1992.

                                        PEGGY S. AVEY
                                        ----------------------------------------
                                        Notary Public

                    My Commission Expires: November 22, 1992

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF

                                    SBL FUND


We, John D. Cleland, President, and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a meeting of the Board of Directors of said Corporation, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                             See attached amendment

We further certify that thereafter, pursuant to said resolution, and in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment.

We further certify that at the meeting a majority of the stockholders entitled to vote, voted in favor of the proposed amendment.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of said Corporation this 21st day of December, 1994.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

BE IT REMEMBERED that before me, a Notary Public in and for the aforesaid county and state, personally appeared John C. Cleland, President, and Amy J. Lee, Secretary, of SBL Fund, who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 21st day of December, 1994.

                                        JUDITH M. RALSTON
                                        ----------------------------------------
                                        Notary Public

My Commission Expires January 1, 1995.

                                 SBL FUND, INC.
                                 --------------

The Board of Directors of SBL Fund, Inc. recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Fourth and by inserting, in lieu thereof, the following new Article:

  FOURTH: The total number of shares which the corporation shall have authority to issue shall be (5,000,000,000) shares of common stock, of the par value of one dollar ($1.00) per share. The Board of Directors of the corporation is expressly authorized to cause shares of common stock of the corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.

                                 CERTIFICATE OF
                              CHANGE OF DESIGNATION
                               OF COMMON STOCK OF
                                    SBL FUND
                                    --------

STATE OF KANSAS   )
                  )ss
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at its regular meeting duly convened and held on the 21st day of October, 1994, adopted resolutions allocating the corporation's authorized capital stock among the seven separate series of common stock of the corporations. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS SBL Fund issues its common stock in seven separate series designated as Series A, Series B, Series C, Series D, Series E, Series S, and Series J;

WHEREAS, the corporation's shareholders will consider an amendment to the corporation's Articles of Incorporation to increase the authorized capital stock of the corporation from 1,000,000,000 to 5,000,000,000 shares, at a meeting of shareholders to be held December 21, 1994; and

WHEREAS, upon approval by shareholders of the proposed amendment to the corporation's articles of incorporation, the Board of Directors wishes to reallocate the 5,000,000,000 shares of authorized capital stock among the series.

NOW, THEREFORE, BE IT RESOLVED, that upon approval by shareholders of an amendment to the articles of incorporation increasing the corporation's authorized capital stock from 1,000,000,000 to 5,000,000,000 shares, the officers of the corporation are hereby directed and authorized to allocate the Fund's authorized capital stock as follows: 100,000,000 $1.00 par value shares to each of the Series A, B, C and D; and 250,000,000 $1.00 par value shares to each of the Series E, S, and J.

FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.
We hereby certify that in accordance with the by-laws of the corporation and the laws of the State of Kansas, the Board of Directors called a meeting of stockholders for consideration of the proposed amendment to the articles of incorporation, and thereafter, pursuant to notice and in accordance with the statutes of the State of Kansas, the stockholders convened and considered the proposed amendment. We further certify that at the meeting a majority of the stockholders entitled to vote voted in favor of the proposed amendment which was duly adopted in accordance with the provisions of K.S.A. 17-66602, as amended.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 21st day of December, 1994.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        JOHN D. CLELAND, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        AMY J. LEE, Secretary


STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

Be it remembered, that before me, Judith M. Ralston, a Notary Public in and fore the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 21st day of October, 1994.


                                        JUDITH M. RALSTON
                                        ----------------------------------------
                                        Notary Public

                     My Commission Expires: January 1, 1995

                                 CERTIFICATE OF
                              DESIGNATION OF SERIES
                               OF COMMON STOCK OF
                                    SBL FUND
                                    --------

STATE OF KANSAS   )
                  )ss
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a special meeting duly convened and held on the 3rd day of April, 1995, adopted resolutions (i) establishing three new series of common stock in addition to those eight series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the eleven separate series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of three new series of common stock of SBL Fund in addition to the eight separate series presently issued by the fund designated as Series A, Series B, Series C, Series D, Series E, Series S, Series J and Series K;

WHEREAS, the Board of Directors wishes to reallocate the 5,000,000,000 shares of authorized capital stock among the series.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the Corporation are hereby directed and authorized to establish three new series of the SBL Fund designated as Series M, Series N and Series O.

FURTHER RESOLVED, that, officers of the corporation are hereby directed and authorized to allocate the Fund's 5,000,000,000 shares of authorized capital stock as follows: 1,000,000,000 $1.00 par value shares to each of the Series A, B, C, and D, 250,000,000 $1.00 par value shares to each of the Series E, S, and J; 50,000,000 $1.00 par value shares to each of Series K, M, N and O; and 50,000,000 shares shall remain unallocated.

FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the Corporation this 3rd day of April, 1995.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        JOHN D. CLELAND, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        AMY J. LEE, Secretary


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, Connie Brungardt, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE, Secretary, of SBL Fund, a Kansas Corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 3rd day of April, 1995.


                                        CONNIE BRUNGARDT
                                        ----------------------------------------
                                        Notary Public

(NOTARIAL SEAL)

My commission expires:  November 30, 1998.

                         CERTIFICATE OF AMENDMENT TO THE
                          ARTICLES OF INCORPORATION OF
                                    SBL FUND
                                    --------

We, John D. Cleland, President, and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, do hereby certify that at a regular meeting of the Board of Directors of said corporation, held on the 2nd day of February, 1996, the board adopted a resolution setting forth the following amendment to the Articles of Incorporation and declaring its advisability:

                                    RESOLVED

The Board of Directors of SBL Fund recommends that the Articles of Incorporation be amended by deleting the first paragraph of Article Fourth and by inserting, in lieu thereof, the following new Article:

FOURTH: The Corporation shall have authority to issue an indefinite number of shares of common stock, of the par value of one dollar ($1.00) per share. The board of directors of the Corporation, is expressly authorized to cause shares of common stock of the Corporation authorized herein to be issued in one or more series and to increase or decrease the number of shares so authorized to be issued in any such series.

We further certify that the amendment was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

IN WITNESS WHEREOF, we have hereunto set out hands and affixed the seal of said corporation this 2nd day of February, 1996.

                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

[SEAL]

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )


BE IT REMEMBERED, that before me, L. Charmaine Lucas, a Notary Public in and for the aforesaid county and state, personally appeared John D. Cleland, President and Amy J. Lee, Secretary, of SBL Fund who are known to me to be the same persons who executed the foregoing certificate, and duly acknowledged the execution of the same this 2nd day of February, 1996.

                                        L. CHARMAINE LUCAS
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:  04/01/98

                           CERTIFICATE OF DESIGNATIONS
                               OF COMMON STOCK OF
                                    SBL FUND
                                    --------

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, John D. Cleland, President, and Amy J. Lee, Secretary, of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is the Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to the authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said Corporation at a special meeting duly convened and held on the 2nd day of February, 1996, adopted resolutions authorizing the corporation to authorize the issuance of an indefinite number of shares of capital stock of each of the eleven series of common stock of the corporation. Resolutions were also adopted which reaffirmed the preferences, rights, privileges and restrictions of the separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, K.S.A. 17-6602 has been amended to allow the board of directors of a corporation that is registered as an open-end investment company under the Investment Company Act of 1940 (the "1940 Act") to approve, by resolution, an amendment of the corporation's Articles of Incorporation, to allow the issuance of an indefinite number of shares of the capital stock of the corporation;

WHEREAS, the corporation is registered as an open-end investment company under the 1940 Act; and

WHEREAS, the Board of Directors desire to authorize the issuance of an indefinite number of shares of capital stock of each of the eleven series of common stock of the corporation;

NOW THEREFORE BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, including: Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, and Series O;

FURTHER RESOLVED, that, the preferences, rights, privileges and restrictions of the shares of each of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977, meeting of this Board of Directors, are hereby reaffirmed and incorporated by reference into the minutes of this meeting; and

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

The undersigned do hereby certify that the foregoing amendment to the corporation's Articles of Incorporation has been duly adopted in accordance with the provisions of K.S.A. 17-6602.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 2nd day of February, 1996.


                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came John D. Cleland, President, and Amy J. Lee, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 2nd day of February, 1996.


                                        L. CHARMAINE LUCAS
                                        ----------------------------------------
                                        Notary Public

My Commission Expires:  04/01/98

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS  )
                 )  ss.
COUNTY OF SHAWNEE)


We, John D. Cleland, President, and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 7th day of February, 1997, adopted resolutions (i) establishing a new series of common stock in addition to those twelve series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the thirteen separate series of common stock of the corporation. Resolutions were also adopted, which for the new series set forth and for the existing twelve, reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of a new series of common stock of SBL Fund in addition to the twelve separate series of common stock presently issued by the fund designated as Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, and Series P; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the thirteen series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish a new series of the SBL Fund designated as Series V.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P, and Series V.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this Board of Directors, are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 12th day of March, 1997.


                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary


STATE OF KANSAS  )
                 )  ss.
COUNTY OF SHAWNEE)

         Be it remembered, that before me, L. Charmaine Lucas, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY J. LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 12th day of March, 1997.


                                        L. CHARMAINE LUCAS
                                        ----------------------------------------
                                        Notary Public


My Commission Expires:  04/01/98

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS   )
                  )  ss.
COUNTY OF SHAWNEE )


We, John D. Cleland, President, and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 25th day of July, 1997, adopted resolutions (i) establishing a new series of common stock in addition to those thirteen series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the fourteen separate series of common stock of the corporation. Resolutions were also adopted, which for the new series set forth and for the existing thirteen, reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of a new series of common stock of SBL Fund in addition to the thirteen separate series of common stock presently issued by the fund designated as Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P and Series V; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the fourteen series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish a new series of the SBL Fund designated as Series X.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P, Series V and Series X.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this Board of Directors, are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 15th day of September, 1997.


                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

         Be it remembered, that before me, Jana R. Selley, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 15th day of September, 1997.


                                        JANA R. SELLEY
                                        ----------------------------------------
                                        Notary Public

My commission expires June 14, 2000

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS     )
                    )  ss.
COUNTY OF SHAWNEE   )


We, James R. Schmank, Vice President, and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 6th day of November, 1998, adopted resolutions (i) establishing a new series of common stock in addition to those fourteen series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the fifteen separate series of common stock of the corporation. Resolutions were also adopted, which for the new series set forth and for the existing fourteen, reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of a new series of common stock of SBL Fund in addition to the fourteen separate series of common stock presently issued by the fund designated as Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P, Series V and Series X; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the fifteen series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish a new series of the SBL Fund designated as Series I.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B, Series C, Series D, Series E, Series S, Series J, Series K, Series M, Series N, Series O, Series P, Series V, Series X and Series I.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this Board of Directors, are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 27th day of January, 1999.


                                        JAMES R. SCHMANK
                                        ----------------------------------------
                                        James R. Schmank, Vice President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

         Be it remembered, that before me, Jana R. Selley, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, Vice President, and AMY J. LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 27th day of January, 1999.

(Notary Seal)

                                        JANA R. SELLEY
                                        ----------------------------------------
                                        Notary Public

My commission expires June 14, 2000

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )


We, John D. Cleland, President, and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 10th day of February, 1999, adopted resolutions (i) establishing two new series of common stock in addition to those fifteen series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the seventeen separate series of common stock of the corporation. Resolutions were also adopted, which for the two new series set forth and for the existing fifteen, reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of two new series of common stock of SBL Fund in addition to the fifteen separate series of common stock presently issued by the fund designated as Series A, Series B, Series C, Series D, Series E, Series I, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V and Series X; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the seventeen series of common stock of the corporation.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish two new series of the SBL Fund designated as Series H and Series Y.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B, Series C, Series D, Series E, Series H, Series I, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V, Series X, and Series Y.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this Board of Directors, are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 22nd day of April, 1999.


                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

         Be it remembered, that before me, Annette E. Cripps, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 22nd day of April, 1999.

(Notary Seal)

                                        ANNETTE E. CRIPPS
                                        ----------------------------------------
                                        Notary Public

My commission expires 7-8-2001

                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


We, John D. Cleland, President, and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is Security Benefit Life Building, 700 Harrison Street, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 4th day of February, 2000, adopted resolutions (i) establishing five new series of common stock in addition to those seventeen series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the twenty-two separate series of common stock of the corporation. Resolutions were also adopted, which for the five new series set forth and for the existing seventeen, reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of five new series of common stock of SBL Fund in addition to the seventeen separate series of common stock presently issued by the fund designated as Series A, Series B, Series C, Series D, Series E, Series H, Series I, Series J, Series K, Series M, Series N, Series O, Series P, Series S, Series V, Series X and Series Y; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the twenty-two series of common stock of SBL Fund.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of the corporation are hereby directed and authorized to establish five new series of SBL Fund designated as Series G, Series L, Series Q, Series T and Series W.

FURTHER RESOLVED, that, the officers of the corporation are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of each series of the corporation, which consist of Series A, Series B, Series C, Series D, Series E, Series G, Series H, Series I, Series J, Series K, Series L, Series M, Series N, Series O, Series P, Series Q, Series S, Series T, Series V, Series W, Series X, and Series Y.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of the corporation's series of common stock, as set forth in the minutes of the June 6, 1977 meeting of this Board of Directors, are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that, the appropriate officers of the corporation be, and they hereby are, authorized and directed to take such action as may be necessary under the laws of the State of Kansas or as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 1st day of May, 2000.


                                        JOHN D. CLELAND
                                        ----------------------------------------
                                        John D. Cleland, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

         Be it remembered, that before me, Annette E. Cripps, a Notary Public in and for the County and State aforesaid, came JOHN D. CLELAND, President, and AMY
J. LEE, Secretary, of the SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 1st day of May, 2000.

(Notary Seal)

                                                  ANNETTE E. CRIPPS
                                        ----------------------------------------
                                                    Notary Public

My commission expires 7/8/2001

                CORPORATION CHANGE OF REGISTERED OFFICE OR AGENT


1.    Name of corporation: SBL Fund

2.    State of organization: Kansas

3. The registered office in the state of Kansas is changed to: One Security Benefit Place, Topeka, Kansas 66636.

4.    The resident agent in Kansas is changed to: Security Benefit Group, Inc.

I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct. Executed on the 22nd day of April, 2002.


                                        JAMES R. SCHMANK
                                        ----------------------------------------
                                        James R. Schmank, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

We, James R. Schmank, President, and Amy J. Lee, Secretary of SBL Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

         WHEREAS, the Board of Directors of SBL Fund approved the liquidation and dissolution of Series K (Global Strategic Income Series), Series L (Capital Growth Series) and Series M (Global Total Return Series) of the Fund pursuant to the Plan of Reorganization for each of the respective Series; and

         WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of each of Series K (Global Strategic Income Series), Series L (Capital Growth Series) and Series M (Global Total Return Series) of SBL Fund at the Fund's special meeting of stockholders held on August 20, 2002; and

         WHEREAS, the assets of Series K (Global Strategic Income Series), Series L (Capital Growth Series) and Series M (Global Total Return Series) of SBL Fund were liquidated on August 27, 2002; and

         WHEREAS, a pro rata share of Series P (High Yield Series) of SBL Fund was issued to each shareholder of record of Series K (Global Strategic Income Series) of SBL Fund as of the date of liquidation;

         WHEREAS, a pro rata share of Series G (Large Cap Growth Series) of SBL Fund was issued to each shareholder of record of Series L (Capital Growth Series) of SBL Fund as of the date of liquidation;

         WHEREAS, a pro rata share of Series D (Global Series) of SBL Fund was issued to each shareholder of record of Series M (Global Total Return Series) of SBL Fund as of the date of liquidation;

         NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Series K (Global Strategic Income Series), Series L (Capital Growth Series) and Series M (Global Total Return Series) of SBL Fund and no shares of any of the Series will be issued.

         FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Series K (Global Strategic Income Series), Series L (Capital Growth Series) and Series M (Global Total Return Series) from SBL Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 29th day of August, 2002.


                                        JAMES R. SCHMANK
                                        ----------------------------------------
                                        James R. Schmank, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

         Be it remembered, that before me, Glenda D. Van Syoc, a Notary Public in and for the County and State aforesaid, came JAMES R. SCHMANK, President, and AMY J. LEE, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 29th day of August, 2002.


                                                  GLENDA D. VAN SYOC
                                        ----------------------------------------
                                                    Notary Public

My commission expires: 1-11-04

                                     FORM OF
                           CERTIFICATE OF DESIGNATION
                            OF SERIES OF COMMON STOCK
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )


We, James R. Schmank, President, and Amy J. Lee, Secretary of SBL Fund, a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, do hereby certify that pursuant to authority expressly vested in the Board of Directors by the provisions of the corporation's Articles of Incorporation, the Board of Directors of said corporation at a meeting duly convened and held on the 8th day of November, 2002, adopted resolutions (i) establishing a new series of common stock in addition to those series of common stock currently being issued by the corporation, and (ii) allocating the corporation's authorized capital stock among the series of common stock of the corporation. Resolutions were also adopted, which for the new series set forth and for the existing series, reaffirmed the preferences, rights, privileges and restrictions of separate series of stock of SBL Fund, which resolutions are provided in their entirety as follows:

WHEREAS, the Board of Directors has approved the establishment of a new series of common stock of SBL Fund in addition to the separate series of common stock presently issued by the corporation; and

WHEREAS, SBL Fund presently issues its shares in the following series: Series A, Series B, Series C, Series D, Series E, Series G, Series H, Series I, Series J, Series N, Series O, Series P, Series Q, Series S, Series T, Series V, Series W, Series X and Series Y; and

WHEREAS, the Board of Directors desires to authorize the issuance of an indefinite number of shares of capital stock of each of the new series of common stock of SBL Fund.

NOW, THEREFORE, BE IT RESOLVED, that, the officers of SBL Fund are hereby directed and authorized to establish a new series of SBL Fund designated as Series Z.

FURTHER RESOLVED, that, the officers of SBL Fund are hereby directed and authorized to issue an indefinite number of $1.00 par value shares of capital stock of Series Z.

FURTHER RESOLVED, that the preferences, rights, privileges and restrictions of the shares of each series of SBL Fund as set forth in the minutes of the June 6, 1977 meeting of this Board of Directors, are hereby reaffirmed into the minutes of this meeting.

FURTHER RESOLVED, that the officers of SBL Fund are hereby authorized and directed to take such action as may be necessary under the laws of the State of Kansas or otherwise as they deem appropriate to cause the foregoing resolutions to become effective.

IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this 9th day of June, 2003.


                                                     JAMES R. SCHMANK
                                        ----------------------------------------
                                                James R. Schmank, President

                                                        AMY J. LEE
                                        ----------------------------------------
                                                   Amy J. Lee, Secretary

STATE OF KANSAS     )
                    ) ss.
COUNTY OF SHAWNEE   )

         Be it remembered, that before me, a Notary Public in and for the County and State aforesaid, came James R. Schmank, President, and Amy J. Lee, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 9th day of June, 2003.


                                                   ANNETTE E. CRIPPS
                                        ----------------------------------------
                                                     Notary Public

My commission expires 7-8-05

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                                    SBL FUND


STATE OF KANSAS    )
                   ) ss.
COUNTY OF SHAWNEE  )

We, Michael G. Odlum, President, and Amy J. Lee, Secretary of SBL Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

         WHEREAS, the Board of Directors of SBL Fund approved the liquidation and dissolution of Series G (Large Cap Growth Series), Series S (Social Awareness Series) and Series W (Main Street Growth & Income Series) of the Fund pursuant to the Plan of Reorganization for each of the respective Series; and

         WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of each of Series G (Large Cap Growth Series), Series S (Social Awareness Series) and Series W (Main Street Growth & Income Series) of SBL Fund at the Fund's special meeting of stockholders held on June 1, 2006; and

         WHEREAS, the assets of Series G (Large Cap Growth Series), Series S (Social Awareness Series) and Series W (Main Street Growth & Income Series) of SBL Fund were liquidated on June 16, 2006; and

         WHEREAS, a pro rata share of Series Y (Select 25 Series) of SBL Fund was issued to each shareholder of record of Series G (Large Cap Growth Series) of SBL Fund as of the date of liquidation;

         WHEREAS, a pro rata share of Neuberger Berman AMT Socially Responsive Fund was issued to each shareholder of record of Series S (Social Awareness Series) of SBL Fund as of the date of liquidation;

         WHEREAS, a pro rata share of Series H (Enhanced Index Series) of SBL Fund was issued to each shareholder of record of Series W (Main Street Growth & Income Series) of SBL Fund as of the date of liquidation;

         NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Series G (Large Cap Growth Series), Series S (Social Awareness Series) and Series W (Main Street Growth & Income Series) of SBL Fund and no shares of any of the Series will be issued.

         FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Series G (Large Cap Growth Series), Series S (Social Awareness Series) and Series W (Main Street Growth & Income Series) from SBL Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 10th day of July, 2006.


                                        MICHAEL G. ODLUM
                                        ----------------------------------------
                                        Michael G. Odlum, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

         Be it remembered, that before me, Shelley R. Gower, a Notary Public in and for the County and State aforesaid, came MICHAEL G. ODLUM, President, and AMY J. LEE, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 10th day of July, 2006.


                                                    SHELLEY R. GOWER
                                        ----------------------------------------
                                                     Notary Public

My commission expires: 4-7-10

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                                    SBL FUND
                                    --------

STATE OF KANSAS   )
                  ) ss.
COUNTY OF SHAWNEE )

We, Michael G. Odlum, President, and Amy J. Lee, Secretary of SBL Fund (the "Fund"), a corporation organized and existing under the laws of the State of Kansas, and whose registered office is One Security Benefit Place, Topeka, Shawnee County, Kansas, file this Amended Certificate of Designation in accordance with Section 17-6401 of the Kansas Statutes Annotated, as amended, and do hereby declare the following:

         WHEREAS, the Board of Directors of SBL Fund approved the liquidation and dissolution of Series I (International Series) and Series T (Technology Series) of the Fund pursuant to the Plan of Reorganization for each of the respective Series; and

         WHEREAS, the Plan of Reorganization was approved by the vote of the holders of a majority of outstanding voting securities of each of Series I (International Series) and Series T (Technology Series) of SBL Fund at the Fund's special meeting of stockholders held on September 30, 2003; and

         WHEREAS, the assets of Series I (International Series) and Series T (Technology Series) of SBL Fund were liquidated on October 3, 2003; and

         WHEREAS, a pro rata share of Series D (Global Series) of SBL Fund was issued to each shareholder of record of Series I (International Series) of SBL Fund as of the date of liquidation; and

         WHEREAS, a pro rata share of Series J (Mid Cap Growth Series) of SBL Fund was issued to each shareholder of record of Series T (Technology Series) of SBL Fund as of the date of liquidation;

         NOW, THEREFORE, BE IT RESOLVED, that, there are no shares outstanding of Series I (International Series) and Series T (Technology Series) of SBL Fund and no shares of any of the Series will be issued.

         FURTHER RESOLVED, that the officers of the Fund are hereby authorized to file an Amended Certificate of Designation pursuant to K.S.A. 17-6401 in order to eliminate Series I (International Series) and Series T (Technology Series) from SBL Fund's Articles of Incorporation.

IN WITNESS WHEREOF, we have hereunto set our hands this 11th day of July, 2006.


                                        MICHAEL G. ODLUM
                                        ----------------------------------------
                                        Michael G. Odlum, President

                                        AMY J. LEE
                                        ----------------------------------------
                                        Amy J. Lee, Secretary

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

         Be it remembered, that before me, Shelley R. Gower, a Notary Public in and for the County and State aforesaid, came MICHAEL G. ODLUM, President, and AMY J. LEE, Secretary, of SBL Fund, a Kansas corporation, personally known to me to be the persons who executed the foregoing instrument of writing as President and Secretary, respectively, and duly acknowledged the execution of the same this 11th day of July, 2006.


                                                   SHELLEY R. GOWER
                                        ----------------------------------------
                                                    Notary Public

My commission expires: 4-7-10